Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos, Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher T. Ashe
Christopher T. Ashe

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David G. Bedard
David G. Bedard

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person in her capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Elizabeth K. Brill
Elizabeth K. Brill

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Alexander I. M. Cook
Alexander I. M. Cook

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert M. Gardner
Robert M. Gardner

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Matthew M. Grove
Matthew M. Grove

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Frank M. Harte
Frank M. Harte

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas A. Hendry
Thomas A. Hendry

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Dylan W. Huang
Dylan W. Huang

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Mark J. Madgett
Mark J. Madgett

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Theodore A. Mathas
Theodore A. Mathas

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person in her capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Amy Miller
Amy Miller

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Arthur H. Seter
Arthur H. Seter

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joel M. Steinberg
Joel M. Steinberg

April 9, 2020

Exhibit (j)(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Thomas F. English, Alexander I. M. Cook, Matthew M. Grove, Craig L. DeSanto, Eric J. Lynn, Nicholas E. Pasyanos and Irwin Silber, Amanda Kuhl Sarrubo and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312 and 333-222196) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Matthew D. Wion
Matthew D. Wion

April 9, 2020